Exhibit 99.1

TIAA Global Asset Management TIAA REAL ESTATE ACCOUNT Quarterly Performance Analysis

QUARTER ENDED March 31, 2016

INTRODUCTION

The TIAA Real Estate Account (the “Account”) was established in February 1995 as a separate account of Teachers Insurance and Annuity Association of America (“TIAA”) and interests in the Account were first offered to eligible participants on October 2, 1995. The Account offers individual and group accumulating annuity contracts (with contributions made on a pre-tax or after-tax basis), as well as individual lifetime and term-certain variable payout annuity contracts (including the payment of death benefits to beneficiaries). Investors are entitled to transfer funds to or from the Account under certain circumstances. Funds invested in the Account for each category of contract are expressed in terms of accumulation units, and accumulation unit values will fluctuate depending on the Account’s performance.

We believe the Account is unique in that it offers TIAA’s retirement plan participants exposure to a portfolio of income producing real estate, diversified across property types and geographic locations. While the Account offers investors the opportunity to invest in income-producing real estate previously only available to large institutional investors, there are relatively few sources of returns that can be used as a direct comparison for assessing the performance of the Account. In addition, such comparisons are highly complex.

The Quarterly Performance Analysis that follows is designed to provide comparisons of the Account’s performance to that of two broad-based widely used indices in direct real estate investing. Interested parties should keep in mind that the Account’s “Total Return” represents the actual performance and returns of the Account. In other words, it represents the actual changes in unit values as reported to Account participants in the Account’s historical financial statements.

However, given the unique features of the Account, including its liquidity guarantee feature, the “Adjusted Total Return” of the Account is provided below as an additional tool to aid certain investors in understanding the adjusted performance of the Account relative to such indices.

TIAA Real Estate Account Quarterly Performance Analysis

These analyses presented below are intended for institutions, plan sponsors and their representatives.

REAL ESTATE COMPARISON INDICES

Management believes the two broad-based widely used indices that are most appropriate to compare to the performance of the Account are:

NCREIF Fund Index – Open End Diversified Core Equity (“NFI-ODCE”). This is an equal-weighted index of the investment returns from a collection of open end commingled funds which focus on core real estate investment strategy. The index displayed in this analysis uses the “Net of Fees” returns that are calculated by the National Council of Real Estate Investment Fiduciaries (“NCREIF”). Over the prior five years, NCREIF has reported the cash reserves on the equal weighted NFI-ODCE Index as approximately within a 2.5% - 5.7% range.

NCREIF Property Index (“NPI”) – This index measures the property specific total rate of return for commercial and residential real estate properties held by institutional investors. A majority of the properties in this index are held by institutional investors.

COMPARISON BETWEEN THE ACCOUNT’S ADJUSTED TOTAL RETURN AND THE NFI-ODCE RETURN

In order to more appropriately compare the performance of the Account with its peers in the NFI-ODCE, certain aspects of the Account’s historical performance have been adjusted to arrive at the Account’s “Adjusted Total Return.”

Adjusting the Total Return of the Account allows for a more equitable assessment and comparison with the other open-end direct real estate products contained in the NFI-ODCE that may not have a guaranteed liquidity feature and accompanying costs and cash drag embedded in the product. The Account has historically held in excess of 15% of its net assets in Liquid Assets (as defined below) in normal circumstances and currently targets to hold between 15% and 25% of its net assets in Liquid Assets. The adjustments to arrive at Adjusted Total Return effectively remove the low point of this range (the lesser of 15% or the percentage of cash in the Account), as this has generally been the Liquid Asset level deemed appropriate by management in light of the liquidity guarantee provided by TIAA.

To calculate the Adjusted Total Return, the Account’s total return is adjusted by removing the effect of (i) cash and all non-real estate-related marketable securities (collectively, “Liquid Assets”) held by the Account at the end of each period (only to the extent such Liquid Assets comprised 15% of the Account’s net assets as of such dates) and (ii) the actual expense charge associated with the liquidity guarantee provided to the Account by TIAA. A reconciliation of total return to Adjusted Total Return is included in the financial tables contained in Appendix A.

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TIAA Real Estate Account Quarterly Performance Analysis

Management believes that a comparison of only the Account’s Total Return performance to that of a broad-based index is not meaningful for investors, given the unique liquidity guarantee feature. As a result, management believes that the Adjusted Total Return is a more appropriate approximation of the Account’s performance when juxtaposed with a widely recognized index such as the NFI-ODCE. This adjustment removes the impact of holding significantly more Liquid Assets historically than the peer group and management believes allows for a more appropriate comparison with other direct real estate peers.

Please see the Account’s prospectus in the section entitled “Establishing and managing the Account — The role of TIAA – Liquidity guarantee.”

USE AND LIMITATIONS OF NON-GAAP INFORMATION

The Adjusted Total Return is not a measure of performance or returns under U.S. generally accepted accounting principles (“GAAP”). For the reasons discussed above, management believes that the presentation of Adjusted Total Return is useful in allowing interested parties to conduct a fair evaluation of the Account’s performance with its peers. Adjusted Total Return should be considered along with, but not as an alternative to, Total Return as a measure of the Account’s performance.

Adjusted Total Return will serve as part of the quantitative measurement of the performance of the Account by management and may be used as a factor in assessing performance-based compensation for TIAA managers that service the Account. It should be noted that compensation can be increased or decreased based on the performance of the TIAA global real estate group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

The Account’s reconciliations to the most comparable GAAP measure (Total Return) and the excluded aspects (Liquid Assets and the expenses associated with TIAA’s provision of the liquidity guarantee) should be considered when evaluating the Account’s total performance, as well as the usefulness of its non-GAAP financial measures. The effects of these differences in methodology may be significant and should not be construed by investors as an accurate indication of the Account’s actual relative performance. Investors that are evaluating the performance of the Account should consider the financial statements in their entirety.

Historical results may be revised if the NFI-ODCE or NPI data contributors, including the Account, revise their historical information.

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TIAA Real Estate Account Quarterly Performance Analysis

Total Return and Adjusted Total Return for the Quarter Ended March 31, 2016

						Since
	Quarterly	1 Year	3 Year	5 Year	10 Year	Inception

Total Return[1]	1.89%	7.02%	10.00%	10.27%	4.09%	6.52%
Adjusted Total Return[2]	2.31%	8.70%	12.28%	12.56%	5.71%	8.04%

NCREIF Fund Index - ODCE[3]	2.22%	13.12%	12.60%	12.22%	5.17%	7.99%

1 Total Return performance for the Account is based on actual changes in unit values as reported to Account participants in the Account’s historical financial statements.

Estimated annual expenses for the period April 24, 2015 through April 30, 2016 are 0.865% of net assets. Historical expenses for the Account have varied significantly since inception, both from a basis points standpoint and actual expense standpoint. Note: We estimate expenses for the year based on projected expense and asset levels. Differences between estimated and actual expenses are adjusted quarterly and reflected in current investment results.

Since inception, the Account has typically maintained, and on a long-term basis intends to maintain, an allocation to cash, cash equivalents and marketable securities of between 15% and 25% of total net assets. In 2009 and early 2010, these non-real estate related liquid assets comprised less than 10% of total net assets and total assets of the Account.

2 Adjusted Total Return is based on the Account’s total return published in the Account’s historical financial statements dating back to inception. The components of the Account’s financial statements upon which the total return excludes the cash and associated expenses with the liquidity guarantee because the constituents of the NFI-ODCE do not have this unique product feature. See Appendix A for a full reconciliation of the historical calculation.

3 The returns from the equal-weighted NFI-ODCE are calculated by the National Council of Real Estate Investment Fiduciaries, net of fees.

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TIAA Real Estate Account Quarterly Performance Analysis

NCREIF PROPERTY INDEX/REAL ESTATE ACCOUNT PERFORMANCE

This performance calculation is calculated for the Account by NCREIF under contract with TIAA. The Account’s direct real estate property returns and NPI are both calculated by NCREIF. The NPI provides investors with an index that can be used to compare returns that are attributable to the performance of directly-held commercial and residential real estate. The NPI is a market value weighted composite of commercial and residential properties in the United States held by tax-exempt institutions. NCREIF independently calculates the income, capital and total returns on an unlevered basis on behalf of the Account and those results are compared with the NPI in the performance table below:

Unlevered Property Returns for the Quarter Ended March 31, 2016

						Since
	Quarterly	1 Year	3 Year	5 Year	10 Year	Inception

Unlevered Property Level Returns[4]	2.56%	9.56%	12.32%	13.05%	7.56%	9.85%

NCREIF Property Index - Open End Funds[4]	2.06%	11.76%	12.01%	12.05%	7.28%	9.73%

4 The unlevered property level returns for the Account and the NPI are both calculated by the National Council of Real Estate Investment Fiduciaries. Only NPI properties held by open end funds are included in the index.

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TIAA Real Estate Account Quarterly Performance Analysis

APPENDIX A

RECONCILIATION OF TOTAL RETURN TO ADJUSTED TOTAL RETURNS FOR EACH OF THE PERIODS USED IN THE CALCULATION OF HISTORICAL PERFORMANCE

	For Quarter Ended March 31, 2016

	{1}	{2}	{3}	{4}	{5}
	Total Return	Weighting	Weighted Return	Re-Weight of Total Return	Adjusted Total Return
Real estate properties, net	1.81%	57.30%	1.04%	67.89%	1.24%
Real estate joint ventures and limited partnerships	4.12%	18.84%	0.78%	22.33%	0.92%
Real estate related marketable securities	5.91%	4.58%	0.27%	5.43%	0.32%
Loan receivable	1.49%	0.45%	0.01%	0.53%	0.01%
Cash and short term securities	0.08%	18.87%	0.01%	3.87%	0.00%
Other	0.00%	-0.04%	0.00%	-0.05%	0.00%

Total Account expenses			-0.22%		-0.18%

Account Return			1.89%		2.31%

{1} – See {D} and {E} of Supplemental Information attached hereto.

{2} – The Total Return is weighted by dividing each associated invested asset and mortgage loans payable balance at the beginning of the period by the net assets at the beginning of the period.

{3} – Each invested assets and mortgage loans payable total return is weighted to arrive at each contributing assets or liabilities associated contribution to the Account’s Total Return by multiplying each associated invested asset’s or mortgage loans payable weighting by each associated individual return.

{4} – Amounts represent the re-weighting of each invested asset’s and mortgage loans payable individual return after the “cash adjustment”. The “cash adjustment”(which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis) reduces the cash held by the Account at the end of the period by 15% of total net assets at the end of the period. If during any period the Account does not hold 15% of it’s net assets in cash, the full amount of cash held would be deducted from the calculation of the Adjusted Total Return.

{5} – The Adjusted Total Return is calculated by multiplying each of the invested asset’s and mortgage loans payable re-weighted percentages by each invested asset’s or mortgage loans payable associated Total Return, less total expenses excluding the expense associated with the Account’s liquidity guarantee charge (which is discussed more fully within the Comparison Between the Account’s Adjusted Total Return and NFI-ODCE Return section of the Quarterly Performance Analysis).

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TIAA Real Estate Account Quarterly Performance Analysis

SUPPLEMENTAL INFORMATION

	{A}	{B}	{B}	{B}	{C}	{D}	{E}
($ Millions)	December 31, 2015	Realized Gain (Loss)	Unrealized Gain (Loss)	Income	March 31, 2016	Total Return	Total Return %
Real estate properties	$14,606.2	$8.3	$92.3	$132.8	$14,762.2	$233.4
Mortgage loans payable	(1,794.4)	-	(1.6)	-	(1,795.8)	(1.6)
Real estate properties, net	12,811.8	8.3	90.7	132.8	12,966.4	231.8	1.81%
Real estate joint ventures and limited partnerships	4,213.2	-	145.8	27.8	4,359.8	173.6	4.12%
Real estate related securities	1,024.4	14.0	43.3	3.2	1,069.5	60.5	5.91%
Loan receivable	100.6	-	-	1.5	100.6	1.5	1.49%
Cash and short term securities	4,219.1			3.5	4,515.6	3.5	0.08%
Other	(9.1)				18.0	-	0.00%
Net assets	$22,360.0	$22.3	$279.8	$168.8	$23,029.9	$470.9	2.11%

Expenses
Investment management charges					$(14.4)		-0.07%
Administrative charges					(17.3)		-0.08%
Distribution charges					(6.7)		-0.03%
Mortality and expense risk charges					(0.3)		0.00%
Liquidity guarantee charges					(8.4)		-0.04%

Total Expenses					$(47.1)		-0.22%

Net asset value per accumulation unit	$362.773				$369.614		1.89%

{A} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities.

{B} – Represents data directly from the Account’s consolidated statements of operations. These columns represent the component pieces of the Account’s changes in net asset value over the periods presented.

{C} – Represents the components of the Account’s net assets obtained directly from the Account’s consolidated statements of assets and liabilities. Expenses are obtained directly from the Account’s consolidated statements of operations.

{D} – Total Return represents the sum of operating and capital income earned on the Account’s invested assets and changes in fair value on the mortgage loans payable. The capital income is the Account’s realized and unrealized gains and losses, whereas operating income represents the associated components of total investment income. All amounts are obtained directly from the Account’s consolidated statements of operations.

{E} – The Total Return percentage is calculated by dividing the Total Return by the corresponding beginning of the period amounts from the Account’s consolidated statements of assets and liabilities.

The Total Return percentage for the Expenses is computed by dividing each expense by the total net assets at the beginning of the period.

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TIAA Real Estate Account Quarterly Performance Analysis

RECONCILIATION OF TOTAL RETURN TO ADJUSTED TOTAL RETURNS FOR PERIODS PRIOR TO MARCH 31, 2012 USED IN THE CALCULATION OF HISTORICAL PERFORMANCE

Interested parties are directed to Appendix A of Exhibit 99.1 to the TIAA Real Estate Account’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on May 18, 2012, which contains a detailed reconciliation of Total Return to Adjusted Total Returns for each of the periods used in the calculation of historical performance prior to the period ended March 31, 2012 and which Appendix A is incorporated herein by reference.

A link to Exhibit 99.1 appears below:

http://www.sec.gov/Archives/edgar/data/946155/000093041312003173/c69722_ex99-1.htm

For periods subsequent to March 31, 2012 and through the most recently completed period prior to the period to which this report relates, please see the “TIAA Real Estate Account” filings on Form 8-K which can be found at
http://www.sec.gov/cgi-bin/browse-edgar?company=TIAA+Real+Estate&owner=exclude&action=getcompany.

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TIAA Real Estate Account Quarterly Performance Analysis

The performance data quoted represents past performance, and is no guarantee of future results. Your returns and the principal value of your investment will fluctuate so that your accumulation units or shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted herein. For performance current to the most recent month, visit TIAA.org/advisors or call 888 842-0318.

The TIAA Real Estate Account looks for favorable long-term returns through capital appreciation and rental income. In the past, real estate returns have shown little correlation to stock and bond returns, have been less volatile than stocks in particular, and have tended to provide a good hedge against inflation. The risks associated with investing in the Real Estate Account include the risks associated with real estate ownership including among other things fluctuations in property values, higher expenses or lower income than expected, risks associated with borrowing and potential environmental problems and liability, as well as risks associated with participant flows and conflicts of interest. For a more complete discussion of these and other risks, please consult the prospectus. TIAA Individual & Institutional Services, LLC and Teachers Personal Investors Services, Inc. distribute securities products.

Annuity contracts and certificates are issued by Teachers Insurance and Annuity Association of America (TIAA) and College Retirement Equities Fund (CREF), New York, NY.

You should consider the investment objectives, risks, charges and expenses carefully before investing. This presentation must be preceded or accompanied by a current prospectus. Please call 888 842-0318 or go to tiaa.org/advisors for additional copies that contain this and other information. Please read the prospectus carefully before investing. For broker/dealer and financial advisor use only. Not for distribution to the general public.

The TIAA Real Estate Account has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that the TIAA Real Estate Account has filed with the Securities and Exchange Commission for more complete information about the TIAA Real Estate Account and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at http://www.sec.gov. Alternatively, the TIAA Real Estate Account, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request by calling toll-free 800 842-2776.

TIAA Real Estate Account Prospectus:
http://www.tiaa.org/public/prospectuses/realestate_prosp.pdf?fundclass=RPVA

© 2016 Teachers Insurance and Annuity Association of America – College Retirement Equities Fund (TIAA), 730 Third Avenue, New York, NY 10017-3206.

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